Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K and this Annual Report on Form 10-K/A (Amendment No. 1) of BRC Group Holdings, Inc. (the “Company”) during the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bryant R. Riley, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRYANT R. RILEY
Bryant R. Riley
Co-Chief Executive Officer
Chairman of the Board

March 31, 2026